Exhibit 99.1
SHENZHEN HONG TIAN ZHI ELECTRONICS CO.,  LTD. AND SUBSIDIARIES
CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

CONTENTS

Pages

Report of independent registered public accounting firm	F-1

Consolidated balance sheet as of December 31, 2006	F-2

Consolidated statement of income and comprehensive income for the	F-3
year ended December 31, 2006

Consolidated statement of changes in shareholders' equity for the	F-4
year ended December 31, 2006

Consolidated statement of cash flows for the year ended December 31, 2006	F-5

Notes to consolidated financial statements	F-7

CHINA SECURITY & SURVEILLANCE TECHNOLOGY, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders
Shenzhen Hong Tian Zhi Electronics Co., Ltd.

We have audited the accompanying consolidated balance sheet of Shenzhen Hong Tian Zhi Electronics Co., Ltd. and subsidiaries as of December 31, 2006 and the related consolidated statement of income and comprehensive income, changes in shareholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Shenzhen Hong Tian Zhi Electronics Co., Ltd. and subsidiaries as of December 31, 2006, and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ GHP Horwath, P.C.
Denver, Colorado
May 15, 2007

SHENZHEN HONG TIAN ZHI ELECTRONICS CO., LTD AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET AS OF DECEMBER 31, 2006
Expressed in thousands of U.S. dollars

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$948
Accounts receivable, net	1,111
Inventories, net	4,479
Advances to suppliers	297
Other receivables, prepayments and deposits	1,069
Value added tax refundable	21
Total current assets	7,925

Property and equipment, net	2,808
Land use right	420
TOTAL ASSETS	$11,153

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Notes payable-short term	$1,486
Accounts payable	1,674
Advances from customers	217
Other payables and accruals	315
Due to a shareholder	67
Taxes payable	132
Total current liabilities	3,891

LONG-TERM LIABILITY
Notes payable - long-term	1,115
Total liabilities	5,006

MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES	57

SHAREHOLDERS' EQUITY
Registered capital	1,571
Retained earnings	3,784
Statutory reserve	486
Accumulated other comprehensive income	249
Total shareholders' equity	6,090
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$11,153

See accompanying notes to consolidated financial statements.

SHENZHEN HONG TIAN ZHI ELECTRONICS CO., LTD AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2006
Expressed in thousands of U.S. dollars

Revenues	$9,398

Costs of good sold (including $58 of depreciation)	6,340

Gross profit	3,058

Selling and marketing expense	304

General and administrative expense	555

Depreciation and amortization	67

Income from operations	2,132

Subsidy income	510

Interest income	14

Interest expense	(3)

Other income, net	102

Income before income taxes and minority interest	2,755

Minority interest	2

Income taxes	(196)

Net income	2,561

Foreign currency translation gain	170

COMPREHENSIVE INCOME	$2,731

See accompanying notes to consolidated financial statements.

SHENZHEN HONG TIAN ZHI ELECTRONICS CO., LTD. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2006
Expressed in thousands of US dollars

	Registered capital	Retained earnings	Statutory reserve	Accumulated other comprehensive income	Total

BALANCE AT JANUARY 1, 2006	$1,571	$1,423	$286	$79	$3,359

Foreign currency translation gain	-	-	-	170	170

Net income	-	2,561	-	-	2,561

Transfer	-	(200)	200	-	-

BALANCE AT DECEMBER 31, 2006	$1,571	$3,784	$486	$249	$6,090

See accompanying notes to consolidated financial statements.

SHENZHEN HONG TIAN ZHI ELECTRONICS CO., LTD AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2006
Expressed in thousands of U.S. dollars

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$2,561
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	125
Minority interest	38

Changes in operating assets and liabilities:
(Increase) decrease in:
Accounts receivable	(1,020)
Inventories	(2,533)
Advances to suppliers	(257)
Other receivables, prepayments and deposits	(607)
Taxes refundable	547

Increase in:
Accounts payable	839
Advances from customers	153
Other payables and accruals	103
Due to a shareholder	67
Taxes payable	132
Net cash provided by operating activities	148

CASH FLOWS FROM INVESTING ACTIVITIES:

Additions to property and equipment	(2,221)
Net cash used in investing activities	(2,221)

(continued)

See accompanying notes to consolidated financial statements.

SHENZHEN HONG TIAN ZHI ELECTRONICS CO., LTD AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2006 (CONTINUED)
Expressed in thousands of U.S. dollars

CASH FLOWS FROM FINANCING ACTIVITIES:
Additions to long-term debt	1,115
Additions to short-term debt	1,832
Repayment of long-term debt	(346)
Net cash provided by financing activities	2,601

NET INCREASE IN CASH AND CASH EQUIVALENTS	528
Effect of exchange rate changes on cash	(11)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	431

CASH AND CASH EQUIVALENTS, END OF YEAR	$948

SUPPLEMENTAL CASH FLOW INFORMATION

Interest paid	$3
Income tax paid	$150

See accompanying notes to consolidated financial statements.

SHENZHEN HONG TIAN ZHI ELECTRONICS CO., LTD AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006
Expressed in thousands of U.S. dollars

1. ORGANIZATION AND PRINCIPAL ACTIVITIES

Shenzhen Hong Tian Zhi Electroincs Co., Ltd. (the “Company”) was incorporated in the People's Republic of China (“PRC”) in April 2001 with registered and paid-in capital of Renminbi (“RMB”) 3,000 ($362). Subsequent to July 2003, the Company's registered and paid-in capital was increased to RMB13,000 ($1,571).

The principal activities of the Company and its subsidiaries are designing, manufacturing and selling of video cameras, digital video cameras, picture splitters, lenses and monitors. At December 31, 2006, the Company's subsidiaries consisted of Shenzhen Tong Xing Shi Xun Technology Limited (“Tong Xing”) and Guangzhou Shi Xing Digital Technology Co., Limited (“Guangzhou Shi Xing”), in each of which the Company has a 70% interest.

On April 2, 2007, the shareholders of the Company, China Security & Surveillance Technology, Inc. (“CSST”) and CSST's subsidiaries entered into a share transfer framework agreement under which the CSST group agreed to acquire 100% of the registered capital of the Company and the Company's interests in its subsidiaries.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a) Basis of Consolidation

The consolidated financial statements of the Company and its subsidiaries include the accounts of the Company's majority-owned subsidiaries after elimination of all inter-company accounts and transactions.

(b) Economic and Political Risks

The Company's operations are conducted in the PRC. Accordingly, the Company's business, including its financial condition and results of operations may be influenced by the political, economic and legal environment in the PRC, and by the general state of the PRC economy.

The Company's operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company's results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation.

(c) Property and Equipment

Property and equipment are carried at cost less accumulated depreciation. Depreciation is provided over the assets' estimated useful lives, using the straight-line method. Estimated useful lives of the property and equipment are as follows:

Building	45 years
Leasehold improvements	5 years
Plant and equipment	5 years
Electronic equipment	5 years
Motor vehicles	5 years

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income. The cost of maintenance and repairs is charged to the statement of income as incurred, whereas significant renewals and betterments are capitalized.

SHENZHEN HONG TIAN ZHI ELECTRONICS CO., LTD AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006
Expressed in thousands of U.S. dollars

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(d) Land Use Rights

According to the laws of China, the government owns all the land in China. Companies or individuals are authorized to possess and use the land only through land use rights granted by the Chinese government. Land use rights are being amortized using the straight-line method over the lease term of the rights.

The Company paid for the land use rights for 50 year time periods, consisting of approximately $431. The lease periods began in 2005 and expire in 2055. The amount is being amortized and recorded as expense over the 50 year terms of the leases. The Company adopted the provisions of SFAS No. 142, Goodwill and Other Intangible Assets (“SFAS 142”), effective January 1, 2002. Under SFAS 142, finite lived intangible assets are amortized over their estimated lives, and are reviewed annually for impairment, or more frequently, if indications of possible impairment exist. The Company has performed the requisite annual impairment tests on the land use rights and determined that no impairment adjustments were necessary.

(e) Accounting for the Impairment of Long-Lived Assets

The long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable. It is reasonably possible that these assets could become impaired as a result of technology or other industry changes. Determination of recoverability of assets to be held and used is by comparing the carrying amount of an asset to future net undiscounted cash flows to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

There were no impairments of long-lived assets as of December 31, 2006.

(f) Inventories

Inventories are stated at the lower of cost, determined on a weighted average basis, or net realizable value. The stated cost comprised of direct materials, labor and overhead. The components of inventories at lower of cost or net realizable value, were as follows:

2006

Raw materials	$2,662
Work in progress	320
Finished goods	1,497
Total	$4,479

Net realizable value is the estimated selling price in the ordinary course of business less the estimated cost of completion and the estimated costs necessary to make the sale.

Write-downs for declines in net realizable value or for losses of inventories are recognized as an expense in the year the impairment or loss occurs. There are no declines in net realizable value of inventories for the year ended December 31, 2006.

Approximately 60% of total inventory purchases were from five suppliers during the year ended December 31, 2006.

SHENZHEN HONG TIAN ZHI ELECTRONICS CO., LTD AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006
Expressed in thousands of U.S. dollars

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(g) Accounts Receivable

Trade receivables are recognized and carried at the original invoice amount less an allowance for any uncollectible amounts. An estimate for doubtful accounts is made when collection of the full amount is no longer probable.

Trade receivable due from two customers accounted for approximately 24% and 10%, respectively, of total accounts receivable at December 31, 2006.

(h) Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

(i) Advances to Suppliers

Advances to suppliers represent the cash paid in advance for purchasing of inventory items from suppliers.

(j) Advances from Customers

Advances from customers represent cash received from customers as deposits/advance payments for purchasing of the Company's products.

(k) Fair Value of Financial Instruments

The Company's financial instruments include cash and cash equivalents, accounts receivable, other receivables, value added tax refundable, taxes payable, accounts payable and other payables and notes payable. Management has estimated that the carrying amounts of the non-related party instruments approximate their fair values due to their short-term maturities. The fair value of the amount due to a shareholder is not practicable to estimate due to the related party nature of the underlying transactions.

SHENZHEN HONG TIAN ZHI ELECTRONICS CO., LTD AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006
Expressed in thousands of U.S. dollars

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(l) Revenue Recognition

Revenues from sales of security and surveillance video cameras and related products are recognized in accordance with  Staff Accounting Bulletin (“SAB”) No. 104, Revenue Recognition, and related interpretations. Revenues are recognized when the following four criteria are met:

Persuasive evidence of an arrangement exists - The Company requires evidence of an agreement with a customer specifying the terms and conditions of the products to be delivered typically in the form of a signed contract or purchase order.

Delivery has occurred - For product sales, delivery generally takes place when title to the products are shipped to or accepted by the customer.

The fee is fixed or determinable - Fees are fixed or determinable based on the contract or purchase order terms.

Collection is probable - The Company performs a credit review of all customers with significant transactions to determine whether a customer is creditworthy and collection is probable.

Repairs and maintenance service revenue is recognized when the service is performed.

The sales contracts provide a one-year warranty period to the customers. As of December 31, 2006, the warranty reserve was zero as the historical costs for repairs in prior years were very minimal.

(m) Advertising Costs

The Company expenses advertising costs as incurred or the first time advertising takes place. During 2006, advertising costs incurred were approximately $45.

(n) Research and Development Costs

Research and development costs are expensed as incurred. Research and development costs included in general and administrative expenses for the year ended December 31, 2006 amounted to $103.

(o) Retirement Plan

Retirement benefits in the form of contributions under a defined contribution retirement plan to the relevant authorities are charged to the consolidated statements of income as incurred. The retirement benefit expenses for the year ended December 31, 2006 were $43 and are included in general and administrative expenses.

SHENZHEN HONG TIAN ZHI ELECTRONICS CO., LTD AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006
Expressed in thousands of U.S. dollars

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(p) Foreign Currency Translation

The functional currency of the Company is the RMB and the RMB is not freely convertible into foreign currencies. The Company maintains its financial statements in the functional currency. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency at rates of exchange prevailing at the balance sheet date. Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transactions. Exchange gains or losses arising from foreign currency transactions are included in the determination of net income for the respective periods.

For financial reporting purposes, the financial statements of the Company, which are prepared using the functional currency, have been translated into United States dollars. Assets and liabilities are translated at exchange rates at the balance sheet dates and revenue and expenses are translated at the average exchange rates, and shareholders' equity is translated at historical exchange rates. Any resulting translation adjustments are not included in determining net income but are included as foreign exchange adjustment in other comprehensive income, a component of shareholders' equity. The exchange rates adopted are as follows:

	December 31, 2006	December 31, 2005
Year end RMB exchange rate	7.80	8.07
Average yearly RMB exchange rate	7.97	8.19

No representation is made that the RMB amounts could have been, or could be, converted into U.S. dollars at the rates used in translation.

(q) Use of Estimates

The preparation of the financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made; however actual results could differ materially from those estimates.

(r) Income Taxes

Deferred income taxes reflect the effect of temporary differences between assets and liabilities that are recognized for financial reporting purposes and the amounts that are recognized for income tax purposes. In accordance with SFAS No. 109, "Accounting for Income Taxes," these deferred taxes are measured by applying current rates.

SHENZHEN HONG TIAN ZHI ELECTRONICS CO., LTD AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER, 2006
Expressed in thousands of U.S. dollars

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(s) Recent Accounting Pronouncements

In February 2006, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments." SFAS No. 155 amends SFAS No. 133 and 140. The statement applies to certain hybrid financial instruments, which are instruments that contain embedded derivatives. The new standard establishes a requirement to evaluate beneficial interests in securitized financial assets to determine if the interests represent freestanding derivatives or are hybrid financial instruments containing embedded derivatives requiring bifurcation. This new standard also permits an election for fair value re-measurement of any hybrid financial instrument containing an embedded derivative that otherwise would require bifurcation under SFAS No. 133. The fair value election can be applied on an instrument-by-instrument basis to existing instruments at the date of adoption and can be applied to new instruments on a prospective basis. SFAS No. 155 shall be effective for all financial instruments acquired, issued, or subject to a remeasurment (new basis) event occurring after the beginning of first fiscal year that begins after September 15, 2006. It is not expected that SFAS No. 155 will have a material effect on the Company’s financial position or results of operations.

In June 2006, the FASB issued FASB Interpretation Number 48 (FIN 48), “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109.” This interpretation contains a two step approach to recognizing and measuring uncertain tax positions accounted for in accordance with SFAS No. 109. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount which is more than 50% likely of being realized upon ultimate settlement. The provisions are effective for fiscal years beginning after December 15, 2006. It is not expected that FIN 48 will have a material effect on the Company’s financial position or results of operations.

In September 2006, the FASB issued SFAS No. 157 “Fair Value Measurements” which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosure about fair value measurements. The statement clarifies that the exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability in the market in which the reporting entity would transact for the asset or liability, that is, the principal or most advantageous market for the asset or liability. It also emphasizes that fair value is a market-based measurement, not an entity-specific measurement, and that market participant assumptions include assumptions about risk and effect of a restriction on the sale or use of an asset. The provisions are effective for fiscal years beginning after November 15, 2007. The Company is currently assessing the impact of the statement.

In February 2007, the FASB issued Statement No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities - Including an amendment to FASB Statement No. 115”. This statement permits companies to choose to measure many financial instruments and other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. This Statement is expected to expand the use of fair value measurement of accounting for financial instruments. This statement applies to all entities, including not for profit.

The fair value option established by this statement permits all entities to measure eligible items at fair value at specified election dates. This statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007.

SHENZHEN HONG TIAN ZHI ELECTRONICS CO., LTD AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006
Expressed in thousands of U.S. dollars

3. ACCOUNTS RECEIVABLE

The Company provides an allowance for doubtful accounts related to its receivables. The receivable and allowance balances at December 31, 2006 are as follows:

2006

Accounts receivable	$1,111
Less: allowance for doubtful accounts	-
Accounts receivable, net	$1,111

4. ADVANCES TO SUPPLIERS

The Company has made payments to unrelated suppliers in advance of receiving merchandise. The advance payments are meant to ensure preferential pricing and delivery. The amounts advanced under such arrangements totaled $188 as of December 31, 2006.

5. PROPERTY AND EQUIPMENT

At December 31, 2006, property and equipment, at cost, consist of:

2006

Construction in progress	$1,846
Leasehold improvements	31
Plant and equipment	721
Electronic equipment	185
Motor vehicle	385
3,168
Less: accumulated depreciation	(360)
Property and equipment, net	$2,808

Depreciation expense for year ended December 31, 2006 was $117. During the year, interest of $69 was capitalized in the construction in progress.

SHENZHEN HONG TIAN ZHI ELECTRONICS CO., LTD AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006
Expressed in thousands of U.S. dollars

6. LAND USE RIGHTS

Land use rights consist of the following as of December 31, 2006:

2006

Cost of land use rights	$431
Less: accumulated amortization	(11)
Land use rights, net	$420

Amortization expense for the year ended December 31, 2006 was $8.

Estimated amortization expense for the next five years and thereafter is as follows:

2007	$8
2008	8
2009	9
2010	9
2011	9
Thereafter	377
Total	$420

SHENZHEN HONG TIAN ZHI ELECTRONICS CO., LTD AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006
Expressed in thousands of U.S. dollars

7. NOTES PAYABLE

The following is a summary of our short-term and long-term notes payable as of December 31, 2006:

2006

Bank loans	$2,601
Less: current portion	(1,486)
Long-term portion	$1,115

	Long-term notes	Short-term borrowing	Total

2007	$461	$1,025	$1,486
2008	461	-	461
2009	654	-	654
Total	$1,576	$1,025	$2,601

On November 27, 2006, the Company entered into a loan agreement with a Chinese bank. The Company borrowed RMB 8,000 (approximately $1,025) with an annual interest rate of 6.732%. The loan is due on November 27, 2007, and the interest is payable at the end of each month. The loan agreement requires the Company to use the loan proceeds only for the construction of the Company’s factory. The bank has the right to increase the interest rate and demand repayment of the entire loan principal and unpaid interest if the Company uses the loan for other purposes. The land use rights are pledged as collateral for the bank loan.

Long term liability is long term loan from another Chinese bank. As of December 31, 2006, total long term liabilities were RMB15,000 (approximately $1,576), consisting of a 3-year loan payable to a Chinese Bank. This loan was borrowed on January 17, 2006, maturing on March 3, 2009, with an annual interest rate of 6.435%. The loan agreement requires the Company to use the loan proceeds only for the construction of the Company’s factory. The loan is collateralized by the personal assets of the Company’s Chief Executive Officer.

8. DUE TO A SHAREHOLDER

The Company has a payable for advances received from a shareholder. The advances are interest free and repayable upon demand. The balance due to the shareholder was $67 at December 31, 2006.

SHENZHEN HONG TIAN ZHI ELECTRONICS CO., LTD AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006
Expressed in thousands of U.S. dollars

9. INCOME TAXES

(a) Corporation Income Tax (“CIT”)

The Company is governed by the Income Tax Laws of the PRC. The PRC federal statutory tax rate is 30% and the local tax rate is 3%. During the year ended December 31, 2006, only the parent company had operating income subject to CIT. Being a “High Tech” company in the Shenzhen Special Economic Zone, the tax rate is 15%. It is also entitled to a 50% tax rate reduction upon approval by the PRC tax authority. This tax rate reduction has to be approved by the PRC tax authority each year. As of December 31, 2006, this tax rate reduction had been approved. As a result, the Company's effective tax rate for the year ended December 31, 2006 was 7.5%.

No material operating income was generated from the Company’s subsidiaries. All subsidiaries do not have the same tax exemptions as the parent company; however, they had no business activities and operating income during the year ended December 31, 2006.

The reconciliation of income taxes/(tax benefit) computed at the PRC federal and local statutory tax rate applicable to high-tech enterprise operating in Shenzhen City in the PRC, to income tax expense is as follows:

December 31, 2006

PRC federal and local statutory tax rate	33%

Computed expected expense	$$912
Non-taxable items	(11)
Preferential tax treatment	(705)
Income tax expense	$$196

The Company has no material deferred tax assets or liabilities as of December 31, 2006.

(b) Value Added Tax (“VAT”)

In accordance with the relevant taxation laws in the PRC, the normal VAT rate for domestic sales is 17%, which is levied on the invoiced value of sales and is payable by the purchaser. The Company is required to remit the VAT it collects to the tax authority.

For export sales, the applicable VAT rate is 3% under the relevant tax concession. The Company needs to pay the full amount of VAT calculated at 17% of the invoiced value of sales as required and subsequently receives a refund on 14% of the invoiced value of sales. The VAT refundable balance was $21 at December 31, 2006.

SHENZHEN HONG TIAN ZHI ELECTRONICS CO., LTD AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006
Expressed in thousands of U.S. dollars

10. STATUTORY RESERVE

The Company’s income is distributable to its shareholders after providing for the transfer to a statutory reserve as required under relevant PRC laws and regulations and the Company’s and its subsidiaries’ articles of association. As stipulated by the relevant laws and regulations in the PRC, the Company and its subsidiaries are required to maintain a statutory surplus reserve fund which is non-distributable. Appropriation to such reserve is based on 10% of the net profit after taxation of the statutory financial statements of the Company and its subsidiaries.

The statutory surplus reserve fund can be used to make up its prior year losses, if any, and can be applied in conversion into capital by means of capitalization issue. The appropriation may cease to apply if the balance of the fund has reached 50% of the relevant entity’s registered capital.

11. COMMITMENTS

Leases

During 2006, the Company's leased offices in Guangzhou for one of its subsidiaries. The lease agreements expire in February, 2008. Rental expense for the year ended December 31, 2006 was approximately $7.

Future minimum lease payments for these office leases during the years ending December 31, 2007 and 2008 are approximately $96 and $1 respectively.

CHINA SECURITY & SURVEILLANCE TECHNOLOGY, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
Expressed in thousands of U.S. dollars

On April 2, 2007, China Security & Surveillance Technology, Inc. (“CSST”) entered into a Stock Transfer Agreement relating to the acquisition of 100 percent of the equity of Shenzhen Hong Tian Zhi Electronics Co., Ltd. (“Hong Tian Zhi”)

CSST agreed to pay RMB 250,000 (approximately $32,000) in exchange for 100% ownership of Hong Tian Zhi , consisting of RMB 125,000 (approximately $16,000) in cash and RMB 125,000 (approximately $16,000) in CSST's restricted stock. RMB 12,500 (approximately $1,600) of the purchase price was paid as a deposit on October 16, 2006. The balance of the cash portion of the purchase price, RMB 112,500 (approximately $14,400), was paid in March 2007. The number of shares issuable in satisfaction of the equity portion of the purchase price is 2,800,711, which will be issued in the second quarter of 2007.

The operational control of Hong Tian Zhi passed to CSST and all assets of Hong Tian Zhi were acquired by CSST effective April 2, 2007.

There were no significant accounting policy differences or other items which required adjustment in the accompanying unaudited pro forma condensed consolidated financial statements.

The accompanying unaudited pro forma condensed consolidated balance sheet gives effect to the acquisition as if it had been consummated on December 31, 2006. The accompanying unaudited pro forma condensed consolidated statement of income for the year ended December 31, 2006, gives effect to the acquisition as if it had been consummated on January 1, 2006.
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The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements of Hong Tian Zhi (included herein) as well as those of CSST. The unaudited pro forma condensed consolidated financial statements do not purport to be indicative of the financial position or results of operations that would have actually been obtained had such transactions been completed as of the assumed dates and for the periods presented, or which may be obtained in the future. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that CSST believes are reasonable.

CHINA SECURITY & SURVEILLANCE TECHNOLOGY, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AS OF DECEMBER 31, 2006
Expressed in thousands of U.S. dollars
	Historical
			Pro Forma
	CSST	Hong Tian Zhi	Adjustments		PRO FORMA
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$30,980	$948	$(16,017)	(a)	$15,911

Accounts receivable, net	26,754	1,111			27,865
Related party receivables	440	-			440
Inventories, net	19,721	4,479			24,200
Advances to suppliers	2,889	297			3,186
Other receivables, prepayments and deposits	5,230	1,069			6,299
Value added tax refundable	-	21			21
Deferred tax assets - current portion	41	-			41
Total current assets	86,055	7,925			77,963

Property and equipment, net	8,339	2,808			11,147
Land use rights, net	1,152	420			1,572
Investment in affilited company	12	-			12
Goodwill	8,426	-	19,947	(b)	28,373
Intangible assets	9,997	-	5,997	(b)	15,994

Deferred tax assets - non-current portion	462	-			462
TOTAL ASSETS	$114,443	$11,153			$135,523

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Notes payable - short term	$2,272	1,486			$3,758
Accounts payable	4,000	$1,674			5,674
Accrued expense and other payable	749	315			1,064
Advances from customers	5,432	217			5,649
Taxes payable	1,660	132			1,792
Payable for acquisition of business	7,500	-			7,500
Deferred income	831	-			831
Due to a shareholder	76	67			143
Total current liabilities	22,520	3,891			26,411

LONG-TERM LIABILITIES
Notes payable - long term	2,010	1,115			3,125
Total liabilities	24,530	5,006			29,536

MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES	94	57			151

SHAREHOLDERS' EQUITY
Common stock	3	1,571	-	(a)	3
			(1,571)	(b)
Additional paid-in capital	45,320	-	16,017	(a)	61,337
Retained earnings	41,483	3,784	(3.784)	(b)	41,483

Statutory reserves	804	486	(486)	(b)	804
Accumulated other comprehensive income	2,209	249	(249)	(b)	2,209
Total shareholders' equity	89,819	6,090			105,836

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$114,443	$11,153			$135,523

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

CHINA SECURITY & SURVEILLANCE TECHNOLOGY, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2006
Expressed in thousands of U.S. dollars

	Historical
			Pro Forma
	CSST	Hong Tian Zhi	Adjustments			PRO FORMA

Revenues	$106,989	$9,398				$116,387

Cost of goods sold	75,976	6,340				82,316

Gross profit	31,013	3,058				34,071

Selling and marketing	1,511	304				1,815

General and administrative	3,036	555				3,591

Depreciation and amortization	1,124	67	473	(c	)	1,664

Income from operations	25,342	2,132	(473)			27,001

Subsidy income	-	510				510

Rental income from related parties	496	-				496

Interest income	63	14				77

Interest expense	(108)	(3)				(111)

Other income,net	711	102				813

Gains on sale of affiliated company	307	-				307

Income before income taxes and minority interest	26,811	2,755	(473)			29,093

Minority interest	9	2				11

Income taxes	(3,889)	(196)				(4,085)

Net income	$22,931	$2,561	(473)			$25,019

NET INCOME PER SHARE
BASIC	$0.88					$0.87
DILUTED	$0.85					$0.84

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING
BASIC	26,052,519					28,853,230
DILUTED	26,940,215					29,740,926

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

CHINA SECURITY & SURVEILLANCE TECHNOLOGY, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
Expressed in thousands of U.S. dollars

(a) To record the cash and share consideration paid for 100% of equity of Hong Tian Zhi.

(b) To record allocation of goodwill and intangible assets upon acquisition and to eliminate stockholders' equity of Hong Tian Zhi.

(c)  To account for the amortization for the intangible assets arising upon the acquisition of Hong Tian Zhi. Intangible assets include trademark, customer base and customer contracts, the useful lives of which are 25 years, 8 years and 1 year, respectively.